UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2020

IPALCO ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Indiana

(state or other jurisdiction of incorporation)

1-8644

(Commission File Number)

35-1575582

(IRS Employer Identification No.)

One Monument Circle

Indianapolis, Indiana 46204

(Address of principal executive offices, including zip code)

317-261-8261

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

In connection with the offering of the Notes described in Item 8.01 below, IPALCO Enterprises, Inc. (the “Company”) is disclosing in a confidential preliminary offering memorandum (the “Preliminary Offering Memorandum”) the following information relating to the coronavirus (COVID-19) and its preliminary results for the quarter ended March 31, 2020 under the heading “Recent Developments”, as set forth below.

COVID-19

The global crisis resulting from the spread of coronavirus (COVID-19) has led businesses and governments, including the State of Indiana, to implement, among other things, stay-at-home and other social distancing measures to slow the spread of the virus, which has resulted in decreased energy demand within our service territory. The ultimate magnitude of COVID-19, including the extent of its impact on our financial and operating results, which could be material, will be determined by, among other things, the length of time that the pandemic continues, its effect on the demand for electrical energy and the economy in general, as well as the effect of governmental regulations and other actions imposed in response to the pandemic.

As COVID-19 continues to spread, we are taking a variety of measures to ensure our ability to generate, transmit, distribute and sell electric energy, ensure the health and safety of our employees, contractors, customers and communities and provide essential services to the communities in which we operate. The extent to which the coronavirus impacts us will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the duration of the outbreak, new information, which may emerge concerning the severity of the coronavirus and the actions to contain the coronavirus or treat its impact, among others. We also may incur expenses relating to such events outside of our control related to COVID-19, which could have a material adverse impact on our results of operations and cash flows.

We continue to respond to this global crisis through comprehensive measures to protect our employees while fulfilling our vital role in providing our customers with electric energy. We are committed to the safety and well-being of our employees and ensuring that our facilities and operations follow the highest standards of safety and hygiene. At the same time, the Company and its employees remain committed to meeting the needs of customers and the communities in which we operate. In addition to measures to protect our employees we are actively managing the materials, supplies, and contract services for our generation, transmission and distribution functions. We are also currently exploring regulatory measures to take which we believe could partially mitigate the impact of COVID-19 on our financial results.

Preliminary Results of Operations

Based on our preliminary estimates, unusually mild winter weather conditions in the markets in which we operate were the primary factor in driving decreased demand for electric energy during the three months ended March 31, 2020.

For the three months ended March 31, 2020, we estimate that our revenues were between $352.0 million and $360.0 million, our operating income was between $66.0 million and $74.0 million and our net income was between $29.0 million and $35.0 million.

We are continuing to review our preliminary first quarter 2020 financial information and actual results may differ materially from those contained herein. In particular, the preliminary financial information could vary from the final first quarter 2020 financial information based on the completion of our quarter-end closing process and final review by management of interim financial results. This outlook reflects management’s estimates based solely upon information available to it as of the date hereof and is subject to change. In addition, while premature to accurately predict the ultimate impact of COVID-19, our results of operations for the three months ended March 31, 2020 may have also been negatively impacted as a result. We do not assume a duty to update this outlook, whether as a result of new information, subsequent events or circumstances, change in expectations or otherwise.

The foregoing information is furnished pursuant to Item 2.02 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Item 2.02 shall not be deemed incorporated by reference into any filing under the United States Securities Act of 1933, as amended (the “Securities Act”) or the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On April 8, 2020, the Company announced its intent to offer senior secured notes (the “Notes”) in a private offering exempt from registration in accordance with Rule 144A and Regulation S under the Securities Act. The Company intends to use the net proceeds from the Notes to finance its repurchase or redemption of its outstanding 3.45% Senior Secured Notes due 2020, of which $405 million is currently outstanding, to repay in full the indebtedness outstanding under its term loan, of which $65 million is currently outstanding, and to pay related fees and expenses. Any remaining net proceeds will be used for general corporate purposes.

A copy of the press release announcing the offering of the Notes is being furnished as Exhibit 99.1 attached hereto and is incorporated by reference herein.

The Company is also filing this Current Report on Form 8-K to supplement the risk factors described in Part 1, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 with an additional risk factor, which was included in the offering memorandum for the Notes. The following risk factor should be read in conjunction with the risk factors described in the Annual Report on Form 10-K.

The current outbreak of the novel coronavirus, or COVID-19, or the future outbreak of any other highly infectious or contagious diseases, could materially and adversely affect our generation facilities, transmission and distribution systems, results of operations, financial condition and cash flows. Further, the spread of the COVID-19 outbreak has caused severe disruptions in the U.S. and global economy and financial markets and could potentially create widespread business continuity issues of an as yet unknown magnitude and duration.

In December 2019, a novel strain of coronavirus (COVID-19) was reported to have surfaced in Wuhan, China. COVID-19 has since spread to over 150 countries, including every state in the United States. On March 11, 2020 the World Health Organization declared COVID-19 a pandemic, and on March 13, 2020 the United States declared a national emergency with respect to COVID-19. On March 19, 2020, the Governor of Indiana issued an Executive Order prohibiting electric utilities, including us, from discontinuing electric utility service to customers.

The outbreak of COVID-19 has severely impacted global economic activity and caused significant volatility and negative pressure in financial markets. The global impact of the outbreak has been rapidly evolving and many countries, including the United States, have reacted by instituting quarantines, mandating business and school closures and restricting travel. Many experts predict that the outbreak will trigger a period of global economic slowdown or a global recession. COVID-19 or another pandemic could have material and adverse effects on our results of operations, financial condition and cash flows due to, among other factors:

•	the decline in customer demand as a result of general decline in business activity;

•	the destabilization of the markets and decline in business activity negatively impacting our customer growth in the number of customers in our services territory as well as our customers’ ability to pay for our services when due (or at all);

•	delay or inability in obtaining regulatory actions and outcomes that could be material to our business, including for recovery of COVID-19 related losses and the review and approval of our rates and charges by the Indiana Utility Regulatory Commission;

•	difficulty accessing the capital and credit markets on favorable terms, or at all, and a severe disruption and instability in the global financial markets, or deteriorations in credit and financing conditions which could affect our access to capital necessary to fund business operations or address maturing liabilities on a timely basis;

•	negative impacts on the health of our essential personnel, especially if a significant number of them are affected, and on our operations as a result of implementing stay-at-home, quarantine and other social distancing measures;

•	the inability to hedge the entire exposure of our operations from availability and cost of fuel and other commodities that experience significant volatility; and

•	a deterioration in our ability to ensure business continuity during a disruption.

The rapid development and fluidity of this situation precludes any prediction as to the ultimate adverse impact of COVID-19. Nevertheless, COVID-19 presents material uncertainty which could adversely affect our generation facilities, transmission and distribution systems, results of operations, financial condition and cash flows.

To the extent COVID-19 adversely affects our business and financial results, it may also have the effect of heightening many of the other risks described in this ‘‘Risk Factors’’ section, such as those relating to our high level of indebtedness, our need to generate sufficient cash flows to service our indebtedness and our ability to comply with the covenants contained in the agreements that govern our indebtedness.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These statements include, but are not limited to, statements regarding management’s intents, beliefs, and current expectations and typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” “forecast,” “target,” “will,” “would,” “intend,” “believe,” “project,” “estimate,” “plan,” and similar words. Such forward-looking statements include, but are not limited to, statements with respect to the issuance of the Notes and our expectations regarding the impact of the COVID-19 pandemic on our business, including on our financial and operating results. Forward-looking statements are not intended to be a guarantee of future results, but instead constitute current expectations based on reasonable assumptions.

Actual results could differ materially from those projected in our forward-looking statements due to risks, uncertainties and other factors. Important factors that could affect actual results are discussed in IPALCO’s filings with the Securities and Exchange Commission, including, but not limited to, the risks discussed under Item 1A “Risk Factors” in IPALCO’s 2019 Annual Report on Form 10-K. Readers are encouraged to read IPALCO’s filings to learn more about the risk factors associated with IPALCO’s businesses. IPALCO undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any security holder who desires copies of IPALCO’s periodic reports filed with the Securities and Exchange Commission may obtain copies (excluding Exhibits) without charge by addressing a request to the Office of the Secretary, IPALCO Enterprises, Inc., One Monument Circle, Indianapolis, IN 46204. Exhibits also may be requested, but a charge equal to the reproduction cost thereof may be made. Copies of such reports also may be obtained by visiting IPL’s website at www.iplpower.com.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1 Press Release Announcing Intention to Offer the Notes

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IPALCO ENTERPRISES, INC.

Date: April 8, 2020	By:	/s/ Gustavo Garavaglia
	Name:	Gustavo Garavaglia
	Title:	Chief Financial Officer